FIRST AMENDMENT TO CREDIT AGREEMENT

This FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) dated as of February 25, 2016, is made among CHESAPEAKE UTILITIES CORPORATION, a Delaware corporation (the “Borrower”), PNC BANK, NATIONAL ASSOCIATION, in its capacity as administrative agent for the Lenders (as defined in the Credit Agreement described below) (in such capacity, the “Administrative Agent”), and each of the Lenders signatory hereto. Each capitalized term used and not otherwise defined in this Amendment has the definition specified in the Credit Agreement described below.
RECITALS:

A.    The Borrower, the Administrative Agent and the Lenders have entered into that certain Credit Agreement dated as of October 8, 2015 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which the Lenders have made available to the Borrower a revolving credit facility, including therein a Swing Loan subfacility and a Letter of Credit subfacility.
B.    The Borrower has requested that the Administrative Agent and the Lenders amend the Credit Agreement to amend the definition of “Change of Control” therein.
C.    The Administrative Agent and each Lender signatory hereto are willing to so amend the Credit Agreement on the terms and conditions set forth herein.
In consideration of the premises and further valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.
Amendment to Credit Agreement. Subject to the terms and conditions set forth herein, and in reliance upon the representations and warranties of the Borrower made herein, the definition of “Change of Control, in Section 1.1, Certain Definitions, of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Change of Control” shall mean any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), shall become, or obtain rights (whether by means or warrants, options or otherwise) to become, the “beneficial owner” (as defined in Rules 13(d)-3 and 13(d)-5 under the Exchange Act), directly or indirectly, of more than 50% of the Equity Interests of the Borrower.

2.	Effectiveness; Conditions Precedent. This Amendment, and the amendments contained herein, shall not be effective until the satisfaction of each of the following conditions precedent:

(a)	The Administrative Agent shall have received one or more counterparts of this Amendment, duly executed by the Borrower, the Administrative Agent and the Required Lenders;

(b)	The Administrative Agent shall have received such other documents in connection with this Amendment as the Administrative Agent or its counsel may reasonably request; and

(c)
All fees and expenses payable to the Administrative Agent (including the fees and expenses of counsel to the Administrative Agent estimated to date) shall have been paid in full (without prejudice to final settling of accounts for such fees and expenses).

3.
Representations and Warranties. In order to induce the Administrative Agent and the Lenders to enter into this Amendment, the Borrower represents and warrants to the Administrative Agent and such Lenders as follows:

(a)
The representations and warranties of the Borrower are true and correct in all material respects (unless qualified by materiality or reference to the absence of a Material Adverse Change, in which event they are true and correct), except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and except that the representations and warranties contained in Section 6.6 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Section 8.11 of the Credit Agreement;

(b)	No Event of Default or Potential Default has occurred and is continuing or would result after giving effect to this Amendment;

(c)	No Material Adverse Change has occurred since the date of the last audited financial statements of the Borrower delivered to the Administrative Agent;

(d)
This Amendment has been duly authorized, executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms;

(e)	The Borrower is in compliance with each of the covenants and conditions set forth in the Credit Agreement;

(f)
There has been no material adverse change from any certificate, report, statement, agreement or other document or other written information previously supplied to the Administrative Agent or the Lenders furnished by or on behalf of the Borrower in connection with the transactions contemplated by this Amendment or the other Loan Documents; and

(g)
All material consents, licenses and approvals required for the delivery and performance by the Borrower of this Amendment and the other Loan Documents and the enforceability of this Amendment and the other Loan Documents against the Borrower is in full force and effect and none other is so required or necessary.

4.
Entire Agreement. This Amendment, together with all the Loan Documents (collectively, the “Relevant Documents”), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter. No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other in relation to the subject matter hereof or thereof. None of the terms or conditions of this Amendment may be changed, modified, waived or canceled orally or otherwise, except in writing and in accordance with Section 12.1 of the Credit Agreement.

5.
Full Force and Effect of Agreement. Except as hereby specifically amended, modified or supplemented, the Credit Agreement and all other Loan Documents are hereby confirmed and ratified in all respects and shall be and remain in full force and effect according to their respective terms. The parties hereto acknowledge and agree that the amendments contained herein do not constitute a novation of the Credit Agreement, the other Loan Documents or the Indebtedness described therein and shall not affect, diminish or abrogate any Borrower’s liability under the Credit Agreement or any other Loan Document.

6.
Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic imaging means (i.e., in “.pdf” or “.tif” format) shall be effective as delivery of a manually executed counterpart of this Amendment.

7.
Governing Law; Jurisdiction, Etc. THIS AMENDMENT SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, AND SHALL BE FURTHER SUBJECT TO THE PROVISIONS OF SECTION 12.12 OF THE CREDIT AGREEMENT.

8.
Enforceability. Should any one or more of the provisions of this Amendment be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

9.
Ratification and Confirmation of Loan Documents. Borrower hereby consents to, acknowledges and agrees to the amendments set forth herein and hereby confirms and ratifies in all respects the Loan Documents (including, without limitation, the continuation of Borrower’s payment and performance obligations thereunder) and the enforceability of each Loan Document against Borrower in accordance with its terms, in each case upon and after the effectiveness of this Amendment and the amendments contemplated hereby.

10.	References. All references in any of the Loan Documents to the “Credit Agreement” shall mean the Credit Agreement, as amended hereby.

11.
Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the Borrower the Administrative Agent and each Lender, and their respective successors and assignees to the extent such assignees are permitted assignees as provided in Section 12.9 of the Credit Agreement.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be made, executed and delivered by their duly authorized officers as of the day and year first above written.

BORROWER:

CHESAPEAKE UTILITIES CORPORATION

By:_____________                    Name: Beth W. Cooper
Title: Senior Vice President and
Chief Financial Officer

FIRST AMENDMENT TO CREDIT AGREEMENT
Signature Page

PNC BANK, NATIONAL ASSOCIATION,
as Administrative Agent and a Lender
By:_____________
Name:_____________                Title:_____________

FIRST AMENDMENT TO CREDIT AGREEMENT
Signature Page

BANK OF AMERICA, N.A., as a Lender

By:_____________
Name:_____________                Title:_____________

FIRST AMENDMENT TO CREDIT AGREEMENT
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CITIZENS BANK, N.A., as a Lender

By:_____________
Name:_____________                Title:_____________

FIRST AMENDMENT TO CREDIT AGREEMENT
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ROYAL BANK OF CANADA, as a Lender

By:_____________
Name:_____________                Title:_____________

FIRST AMENDMENT TO CREDIT AGREEMENT
Signature Page

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender
By:_____________
Name:_____________                Title:_____________

FIRST AMENDMENT TO CREDIT AGREEMENT
Signature Page